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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 7, 2004


                            FORRESTER RESEARCH, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                    000-21433                 04-2797789
(State or other jurisdiction of   (Commission file number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)


          400 TECHNOLOGY SQUARE                                    02139
        CAMBRIDGE, MASSACHUSETTS
(Address of principal executive offices)                         (Zip Code)


                                 (617) 613-6000
              (Registrant's telephone number, including area code)






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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On April 7, 2004, the Audit Committee of the Board of Directors of Forrester Research, Inc. ("Forrester") dismissed Deloitte & Touche LLP ("Deloitte") as Forrester's independent auditor and approved the selection of BDO Seidman, LLP to serve as Forrester's independent auditor for the fiscal year ended December 31, 2004.

     Deloitte's reports on Forrester's consolidated financial statements for each of the years ended December 31, 2003 and December 31, 2002 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. Deloitte's reports contained explanatory paragraphs relating to the adoption of Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" and the application of procedures relating to certain disclosures of financial statement amounts related to the 2001 financial statements that were audited by other auditors who have ceased operations. During the years ended December 31, 2003 and December 31, 2002 and through the date hereof, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Deloitte's satisfaction, would have caused it to make reference to the subject matter in connection with its report on Forrester's consolidated financial statements for such years. There were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     Forrester has provided Deloitte with a copy of the foregoing disclosures. A letter from Deloitte addressed to the Securities and Exchange Commission is included as Exhibit 16.1 to this Current Report on Form 8-K/A and states that Deloitte agrees with such disclosure.

     During the years ended December 31, 2003 and December 31, 2002 and through April 7, 2004 (the date BDO Seidman, LLP was appointed), Forrester did not consult BDO Seidman, LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Forrester's consolidated financial statements, or any other matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)   EXHIBITS.


EXHIBIT
NUMBER        DESCRIPTION OF EXHIBIT
-------       ----------------------

16.1 Letter from Deloitte & Touche LLP to the SEC, dated April 9, 2004, regarding change in certifying accountant.






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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      Forrester Research, Inc.

Date: April 9, 2004                   By: /s/ WARREN HADLEY
                                          --------------------------------------
                                          Warren Hadley
                                          Chief Financial Officer and
                                          Treasurer (Principal Financial
                                          and Accounting Officer)







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                                  EXHIBIT INDEX


EXHIBIT
NUMBER        DESCRIPTION OF EXHIBIT
-------       ----------------------

16.1 Letter from Deloitte & Touche LLP to the SEC, dated April 9, 2004, regarding change in certifying accountant.